UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2009

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Technology Square Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

The U.S. Food and Drug Administration’s (“FDA”) Center for Drug Evaluation and Research (“CDER”), which is currently conducting a priority review of Dyax’s DX-88 in acute attacks of hereditary angioedema (“HAE”), notified Dyax today that they miscalculated the Company’s Prescription Drug User Fee Act (“PDUFA”) target action date.  Initially, Dyax was informed that its action date would be six months from the submission of its biologic license application (“BLA”), or March 23, 2009, as is the practice for a new drug application (“NDA”) reviewed by CDER.  Because DX-88 is a biologic agent, however, the action date should have been calculated based on the number of days in a month from the submission of the BLA, or March 25, 2009, as is the practice for a BLA reviewed by the FDA’s Center for Biologics Evaluation and Research (“CBER”).  Therefore, the corrected PDUFA date is March 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	March 19, 2009	By:	/s/ Ivana Magovcevic-Liebisch
Ivana Magovcevic-Liebisch
Executive Vice President of Administration
and General Counsel